Exhibit 99.1

FOR IMMEDIATE RELEASE

NightDragon Acquisition Corp.

Announces the Separate Trading of its Class A Common Stock and Redeemable Warrants Commencing April 22, 2021

SAN FRANCISCO-(BUSINESS WIRE) – April 22, 2021 - NightDragon Acquisition Corp. (Nasdaq: NDACU) (the “Company”) today announced that, commencing April 22, 2021, holder of the SCALE units (the “Units”) sold in the Company’s initial public offering of 34,500,000 Units completed on March 4, 2021, may elect to separately trade the shares of Class A common stock and redeemable warrants included in the Units. Those Units not separated will continue to trade on The Nasdaq Capital Market (“Nasdaq”) under the symbol “NDACU,” and the shares of Class A common stock and redeemable warrants that are separated will trade on Nasdaq under the symbols “NDAC” and “NDACW,” respectively. No fractional warrants will be issued upon separation of the Units and only whole warrants will trade. Holders of Units will need to have their brokers contact American Stock Transfer & Trust Company, LLC, the Company’s transfer agent, in order to separate such holders’ Units into shares of Class A common stock and redeemable warrants.

The Company was formed for the purpose of effecting a merger, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. While the Company may pursue an acquisition opportunity in any business, industry, sector or geographical location, the Company intends to focus its search on the cybersecurity, safety, security and privacy sector.

The Units were initially offered by the Company in an underwritten offering. Morgan Stanley & Co. LLC acted as lead book-running manager in the offering. Drexel Hamilton, LLC acted as co-manager in the offering.

The offering was made only by means of a prospectus, copies of which may be obtained for free from the U.S. Securities and Exchange Commission (the “SEC”) website at www.sec.gov or by contacting Morgan Stanley & Co. LLC, Attention: Prospectus Department, 180 Varick Street, 2nd Floor, New York, NY 10014, or by email at prospectus@morganstanley.com.

A registration statement relating to the securities was declared effective by the SEC on March 1, 2021. This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Forward Looking Statements

This press release may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including with respect to the anticipated separate trading of the Company’s Class A common stock and redeemable warrants and the pursuit of an initial business combination. All statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statement and prospectus relating to the Company’s initial public offering filed with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Investor Contact:

Steve Simonian

Chief Financial Officer

steve@nightdragon.com